UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2009

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DOLAT VENTURES, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-151570	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

Mr. Gary Tice

8050 No. University Dr.

Suite 202

Tamarac, Fl. 33321

(Address of principal executive offices)

(954) 489-1210

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers;

Ms. Nigar Lila, on October 15, 2009 resigned her positions with the Company both as a director and as the sole officer and the directors appointed Mr. Gary Tice, of Littleton, Colorado to the positions of President, Chief Financial Officer and Secretary of Dolat Ventures.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description

10.1	Appointment and resignation resolution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAT VENTURES, INC.

By:	/s/ GARY TICE
Gary Tice
President, Chief Financial Officer and Secretary

Dated: October 22, 2009

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